===========================================================================




                         PRINCIPLED EQUITY MARKET FUND




  ===========================================================================


                               INVESTMENT ADVISER
                             F.L. Putnam Investment
                               Management Company
                           10 Langley Road, Suite 400
                          Newton Centre, Massachusetts
                                      02459


===========================================================================


                                  ANNUAL REPORT
                                DECEMBER 31, 2001

===========================================================================

                          PRINCIPLED EQUITY MARKET FUND


The purpose of the Fund is to provide all major constituencies of investors concerned with the application of philosophical, ethical, religious, and social justice criteria to their investment portfolios with the opportunity to achieve the overall unmanaged equity market returns through a strategy of passive index replication ("indexing").

The investment objective of the Fund is long-term capital appreciation. For the information of investors the Fund will compare its investment results to those of the Standard and Poor's Corporation 500 Stock Index and other major market indices which the Fund considers appropriate.



  Comparison of the Change in Value of a $10,000 Investment in the Principled Equity Market Fund, the Standard & Poors 500 Index and the Wilshire 5000 Index




                                [GRAPHIC OMITTED]






                       ----------------------------------
                          Principled Equity Market Fund
                           Average Annual Total Return
                       ==================================
                                                  From
                        1 Year      3 Years     Inception

                        (15.49%)    (0.49%)      10.61%

                       ----------------------------------

                          PRINCIPLED EQUITY MARKET FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


Assets:
Investments at quoted market value (cost $24,240,104;
 see Schedule of Investments, Notes 1, 2, & 6).......   $  30,240,805
Cash ................................................         116,635
Dividends and interest receivable....................          25,780
                                                        -------------
    Total assets.....................................      30,383,220
                                                        -------------
Liabilities:
Accrued expenses and other liabilities (Note 3)......          45,161
                                                        -------------
    Total liabilities................................          45,161
                                                        -------------
Net Assets:
Capital stock (2,750,000 shares authorized at no par
 value, amount paid in on 2,160,880 shares
 outstanding) (Note 1)...............................      24,550,553
Distributable earnings (Notes 1, 2 & 7)..............       5,787,506
                                                        -------------
   Net assets (equivalent to $14.04 per share, based
    on 2,160,880 capital shares outstanding).........   $  30,338,059
                                                        =============





   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2001

Income:
 Dividends...........................................   $   356,970
 Interest............................................         7,902
                                                        -----------
    Total income.....................................       364,872
                                                        -----------

Expenses:
 Management fees, net (Note 3).......................        72,716
 Administration fees (Note 4)........................        28,000
 Insurance...........................................        19,500
 Audit and accounting fees...........................        14,750
 Trustees' fees and expenses.........................        12,500
 Transfer fees (Note 4)..............................        12,000
 Legal fees..........................................         8,500
 Custodian fees......................................         6,000
 Printing expenses...................................         2,500
 Other expenses......................................         7,500
                                                        -----------
    Total expenses...................................       183,966
    Fees waived (Note 3).............................       (29,193)
                                                        -----------
Net expenses.........................................       154,773
                                                        -----------
Net investment income................................       210,099
                                                        -----------
Realized and unrealized loss on investments:
  Realized loss on investments-net (Note 7)..........      (197,604)
  Decrease in net unrealized appreciation
   in investments....................................    (4,801,066)
                                                        ------------
    Net loss on investments..........................    (4,998,670)
                                                        ------------
Net decrease in net assets resulting from operations. $  (4,788,571)
                                                        ============


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                       STATEMENTS OF CHANGES IN NET ASSETS




                                           Year Ended   Year Ended
                                            December   December 31,
                                            31, 2001       2000
                                          -------------------------
From operations:
 Net investment income................... $   210,099       199,693
 Realized (loss) gain on investments, net    (197,604)      573,935
 (Decrease) increase in net unrealized
  appreciation in investments............ (4,801,066)    (2,011,173)
                                          ------------  ------------
   Net (decrease) increase in net assets
    resulting from operations............ (4,788,571)    (1,237,545)
                                          ------------  ------------
Distributions to shareholders:
 From net investment income
 ($0.10 and $0.11 per share in 2001 and
 2000, respectively).....................   (209,805)      (199,890)
 From net realized gain on investments
 ($0.30 per share in 2000)...............        --        (575,661)
                                          ------------   -----------
    Total distributions to shareholders..   (209,805)      (775,551)
                                          ------------   -----------

From capital share transactions:
                        Number of Shares
                         2001      2000
                       --------- ---------
Proceeds from sale of
  shares.............. 237,907     3,322   3,191,536         58,540
Shares issued to
 shareholders in
 distributions
 reinvested...........  12,938    38,354     179,969        643,379
 Cost of shares
redeemed..............  (1,552)   (3,663)    (20,616)       (62,646)
                       --------- ---------  ----------     ---------
Increase in net
 assets resulting
 from capital
 share transactions..  249,293    38,013    3,350,889       639,273
                       ========= ========= ----------    ----------
Net decrease in net assets...............  (1,647,487)   (1,373,823)
Net assets:
  Beginning of period....................   31,985,546   33,359,369
                                          ------------- -----------
  End of period ( including undistributed
     net investment income of $4,606 )... $ 30,338,059   $31,985,546
                                          =============  ===========


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                       SELECTED PER SHARE DATA AND RATIOS
                (for a share outstanding throughout each period)


                         Year       Year      Year       Year      Year
                         Ended     Ended     Ended      Ended      Ended
                        December  December  December   December   December
                        31, 2001  31, 2000  31, 1999   31, 1998   31, 1997

Investment income ...... $ 0.17    $ 0.20    $ 0.24     $ 0.22    $ 0.18
Expenses, net...........   0.07      0.09      0.10       0.07      0.04
                        ------------------------------ --------- ----------
Net investment income ..   0.10      0.11      0.14       0.15      0.14
Net realized and
unrealized (loss)
   gain on investments..  (2.69)    (0.78)     3.19       3.49      2.96
Distributions to
shareholders:
  From net investment
  income................   0.10      0.11      0.14       0.15      0.14
  From net realized
  gain on investments...   0.00      0.30      0.68       1.09      0.06
                        ------------------------------ --------- ----------
Net (decrease) increase
in net asset value......  (2.69)    (1.08)     2.51       2.40      2.90
Net asset value:
  Beginning of period...  16.73     17.81     15.30      12.90     10.00
                        ------------------------------ --------- ----------
  End of period......... $14.04    $16.73    $17.81     $15.30    $12.90
                        ============================== ========= ==========

Total Return............ (15.49)%   (3.76)%   21.16%     28.22%    31.00%
Ratio of expenses
 to average net assets..    0.53%     0.50%    0.55%      0.48%     0.48%
Ratio of net investment
 income to average
 net assets.............   0.72%     0.60%     0.82%      1.06%     1.40%
Portfolio turnover......   0.003     0.01      0.15       0.29      0.07
Average commission rate
 paid...................   0.0197    0.0446    0.0314     0.0292    0.0253
Number of shares
outstanding at end of
period.................. 2,160,880 1,911,587 1,873,574  1,792,985 1,706,087

Per share data and ratios
 assuming no waiver of
 advisory fees:
   Expenses...............  0.10      0.13      0.12       0.14      0.06
   Net investment income..  0.16      0.10      0.09       0.08      0.13
   Ratio of expenses to
    average net
    assets................  0.63%     0.60%     0.65%      0.73%     0.58%
   Ratio of net
    investment income to
    average net assets....  0.62%     0.50%     0.72%      0.81%     1.30%



   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
COMMON STOCK -- 99.48%
           Advertising Industry --0.51%
  1,600    Interpublic Group of Companies,
           Incorporated...........................       47,264
  1,200    Omnicom Group..........................      107,220
                                                      ----------
                                                        154,484
                                                      ----------
           Aerospace/Defense Industry -1.25%
 13,400    Precision Castparts Corporation........      378,550
                                                      ----------

           Air Transport Industry --0.63%
    800    AMR Corporation*.......................       17,840
  1,500    FedEx Corporation*.....................       77,820
  2,200    Gateway, Incorporated*.................       17,688
  4,050    Southwest Airlines Company*............       74,844
    600    US Airways Group, Incorporated*........        3,804
                                                      ----------
                                                        191,996
                                                      ----------
           Auto & Truck Industry --0.22%
  1,000    Paccar, Incorporated...................       65,620
                                                      ----------

           Auto Parts (OEM) Industry -0.19%
    600    Superior Industries International......       24,150
  1,300    Synovus Financial Corporation..........       32,565
                                                      ----------
                                                         56,715
                                                      ----------
           Auto Parts (Replacement) Industry
           --2.18%
  3,100    Delphi Automotive Systems..............       42,346
 16,850    Genuine Parts Company..................      618,395
                                                      ----------
                                                        660,741
                                                      ----------
           Bank Industry --8.74%
  1,700    BB&T Corporation.......................       61,387
  2,430    Bank One Corporation...................       94,891
  2,000    Bank of New York Company, Incorporated.       81,600



*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Bank Industry (Continued)
 11,889    BankAmerica Corporation (New)..........      748,413
    900    Capital One Financial..................       48,555
 18,479    Citigroup, Incorporated................      932,820
  1,184    Fleetboston Financial Corporation......       43,216
  8,430    J.P. Morgan Chase & Co. ...............      306,430
    600    KeyCorp................................       14,604
  1,100    PNC Bank Corporation...................       61,820
  3,900    Wachovia Corporation (New).............      122,304
  4,104    Washington Mutual, Incorporated........      134,201
                                                      ----------
                                                      2,650,241
                                                      ----------
           Bank (Midwest) Industry --2.24%
  1,100    Comerica, Incorporated.................       63,030
  2,700    Fifth Third Bankcorp...................      166,266
  5,400    Mellon Bank Corporation................      203,148
  2,200    National City Corporation..............       64,328
  8,728    US Bankcorp (New) .....................      182,677
                                                      ----------
                                                        679,449
                                                      ----------
           Beverage (Soft Drink) Industry --3.05%
  2,500    Coca Cola Enterprises, Incorporated....       47,350
 18,010    Pepsico, Incorporated..................      876,907
                                                      ----------
                                                        924,257
                                                      ----------
           Chemical (Basic) Industry --0.05%
  1,100    Millennium Chemicals...................       13,860
                                                      ----------

           Chemical (Diversified) Industry --0.48%
  1,400    Millipore Corporation..................       84,980
  2,500    Pall Corporation.......................       60,150
                                                      ----------
                                                        145,130
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Chemical (Specialty) Industry --0.42%
    600    International Flavors and Fragrances...       17,826
  1,300    Praxair, Incorporated..................       71,825
    800    Sherwin Williams Company...............       22,000
    400    Sigma Aldrich Corporation..............       15,764
                                                      ----------
                                                        127,415
                                                      ----------
           Coal/Alternate Energy Industry --0.04%
    800    AES Corporation*.......................       13,080
                                                      ----------

           Communication (Other) Industry --0.01%
    986    Williams Communication Group...........        2,317
                                                      ----------

           Computer & Peripherals Industry --2.24%
  3,200    3Com Corporation*......................       20,416
  2,000    Apple Computer, Incorporated*..........       43,800
 15,400    Dell Computer Corporation*.............      418,572
  1,800    Ingram Micro, Incorporated*............       31,176
    124    MIPS Technologies, Incorporated*.......        1,071
  4,746    Palm Incorporated*.....................       18,415
    307    Riverstone Networks, Incorporated*.....        5,096
    100    Sanmina Corporation*...................        1,990
    900    Silicon Graphics, Incorporated*........        1,890
 11,200    Sun Microsystems, Incorporated*........      138,208
                                                      ----------
                                                        680,634
                                                      ----------
           Computer Networks Industry --0.02%
    600    Enterasys Networks*....................        5,310
                                                      ----------


*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Computer Related Services Industry -- 0.05%
    300    Adaptec, Incorporated*.................        4,350
    400    Siebel System*.........................       11,192
                                                      ----------
                                                         15,542
                                                      ----------
           Computer Software & Services Industry
           --9.44%
 17,800    AOL Time Warner, Incorporated*.........      571,380
  2,600    Automatic Data Processing, Incorporated      153,140
    400    Citrix Systems, Incorporated*..........        9,064
  3,750    Computer Associates International......      129,337
 17,200    Microsoft Corporation*.................    1,139,844
    400    NCR Corporation*.......................       14,744
 55,200    Oracle Corporation*....................      762,312
    600    PeopleSoft, Incorporated*..............       24,120
     49    Roxio, Incorporated*...................          811
  1,291    Veritas Software Company*..............       57,863
                                                      ----------
                                                      2,862,615
                                                      ----------
           Consumer & Business Services Industry
           --0.11%
    800    Paychex, Incorporated..................       28,032
    200    Reynolds & Reynolds....................        4,850
                                                      ----------
                                                         32,882
                                                      ----------
           Diversified Company Industry --3.22%
    105    Berkshire Hathaway Class B*............      265,125
  1,200    Danaher Corporation....................       72,372
  2,100    Hillenbrand Industries.................      116,067
  2,500    Service Corporation International*.....       12,475
    800    Thermo Electron Corporation*...........       19,088
  8,334    Tyco International Limited.............      490,873
                                                      ----------
                                                        976,000
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Drug Industry --0.60%
  2,100    Forest Labs, Incorporated*.............      172,095
    200    Interneuron Pharmaceuticals*...........        2,218
    400    Quintiles Transnational Corporation*...        6,432
                                                      ----------
                                                        180,745
                                                      ----------
           Drugstore Industry --0.86%
  2,200    Longs Drug.............................       51,436
    800    Rite Aid Corporation...................        4,048
  6,100    Walgreen Company.......................      205,326
                                                      ----------
                                                        260,810
                                                      ----------
           Electric Utility (Central) Industry
           --1.90%
  6,400    Cinergy Corporation....................      213,952
 10,400    FirstEnergy Corporation................      363,792
                                                      ----------
                                                        577,744
                                                      ----------
           Electric Utility (East) Industry
           --0.09%
    800    PPL Corporation........................       27,880
                                                      ----------

           Electric Utility (West) Industry
           --0.78%
 10,700    Edison International, Incorporated.....      161,570
  1,700    El Paso Corporation....................       75,837
                                                      ----------
                                                        237,407
                                                      ----------
           Electric and Other Utility Services
           Combined -- 0.97%
    353    NiSource, Incorporated.................        8,140
 11,774    Scottish Power, Incorporated...........      255,496
  2,100    Sierra Pacific Resources, Incorporated.       31,605
                                                      ----------
                                                        295,241
                                                      ----------


*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Electrical Equipment Industry --0.66%
  1,600    Avnet, Incorporated....................       40,752
  1,600    Grainger, WW, Incorporated.............       76,800
  1,600    Maxim Integrated Products..............       84,016
                                                      ----------
                                                        201,568
                                                      ----------
           Electronics Industry --0.02%
    200    Scientific Atlanta.....................        4,788
                                                      ----------

           Entertainment Industry --1.57%
 10,812    Viacom Incorporated Class B*...........      477,350
                                                      ----------

           Environmental Industry --0.07%
  1,700    AutoNation, Incorporated*..............       20,961
                                                      ----------

           Financial Services Industry --4.55%
  6,844    AXA - ADRs.............................      143,861
  7,800    American Express Company                     278,382
    400    Deluxe Corporation.....................       16,632
  3,400    Franklin Resources, Incorporated.......      119,918
    338    Gartner Group, Incorporated Class B*...        3,786
  1,200    Household International, Incorporated..       69,528
    200    Lehman Brothers Holdings, Incorporated.       13,360
  3,600    MBNA Corporation.......................      126,720
  6,040    Morgan Stanley Dean Witter.............      337,878
 17,550    Schwab (Chas) Corporation..............      271,498
                                                      ----------
                                                      1,381,563
                                                      ----------
           Food Processing Industry --2.28%
  4,400    General Mills, Incorporated............      228,844
  4,500    Hershey Foods Corporation..............      304,650

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Food Processing Industry (Continued)
  1,700    Kellogg Company........................       51,170
  2,100    Wm Wrigley Jr. Company.................      107,877
                                                      ----------
                                                        692,541
                                                      ----------
           Food Wholesalers Industry --1.05%
    300    Supervalu, Incorporated................        6,636
 11,900    Sysco Corporation......................      312,018
                                                      ----------
                                                        318,654
                                                      ----------
           Foreign Telecommunication Industry
           --0.81%
 10,400    Nortel Networks Corporation............       78,000
  6,500    Vodafone Group - ADRs..................      166,920
                                                      ----------
                                                        244,920
                                                      ----------
           Furniture/Home Furnishings Industry
           --0.11%
  1,400    Leggett & Platt........................       32,200
                                                      ----------

           Gold/Silver Mining Industry --0.42%
  7,200    Barrick Gold Corporation...............      114,840
    700    Newmont Mining Corporation.............       13,377
                                                      ----------
                                                        128,217
                                                      ----------
           Grocery Industry --0.64%
  1,652    Albertsons, Incorporated...............       52,021
  3,100    Safeway, Incorporated*.................      129,425
    800    Winn Dixie Stores, Incorporated........       11,400
                                                      ----------
                                                        192,846
                                                      ----------
           Home Appliance Industry --0.15%
    500    Maytag Corporation.....................       15,515
    400    Whirlpool Corporation..................       29,332
                                                      ----------
                                                         44,847
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Hotel/Gaming Industry --0.16%
  1,200    Marriott International, Incorporated...       48,780
                                                      ----------

           Household Products Industry --0.18%
  1,982    Newell Rubbermaid, Incorporated........       54,644
                                                      ----------

           Industrial Services Industry --0.00%
    130    Synavant, Incorporated*................          520
                                                      ----------

           Insurance Carriers -- 0.03%
    288    Aegon N.V. ............................        7,710
                                                      ----------

           Insurance (Diversified) Industry
           --5.07%
 11,773    American International Group...........      934,776
  1,500    CIGNA Corporation......................      138,975
  1,200    Lincoln National Corporation...........       58,284
  4,000    Lowe's Companies, Incorporated.........      185,640
  1,500    MGIC Investment Corporation............       92,580
  1,200    Marsh & Mclennan Companies ............      128,940
                                                      ----------
                                                      1,539,195
                                                      ----------
           Insurance (Life) Industry --0.20%
    400    AFLAC, Incorporated....................        9,824
  1,541    Conseco, Incorporated..................        6,873
    900    Jefferson Pilot Corporation............       41,643
  1,000    Providian Corporation..................        3,550
                                                      ----------
                                                         61,890
                                                      ----------
           Insurance (Property/Casualty) Industry
           --1.69%
  4,400    Allstate Corporation...................      148,280
    900    Chubb Corporation......................       62,100


*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Insurance (Property/Casualty) Industry
           (Continued)
    600    Cincinnati Financial...................       22,890
  1,100    Hartford Financial Services Group......       69,113
    500    Progressive Corp, Ohio.................       74,650
    700    Safeco Corporation.....................       21,805
  2,594    Saint Paul Companies, Incorporated.....      114,058
                                                      ----------
                                                        512,896
                                                      ----------
           Internet Services Industry--0.06%
  1,000    Yahoo Incorporated*....................       17,740
                                                      ----------

           Management Services Industry -- 0.16%
  1,000    KLA-Tencor Corporation*................       49,560
                                                      ----------

           Manufacturing - Electronics, General
           -- 0.42%
  2,100    American Power Conversion*.............       30,366
  3,125    Molex, Incorporated....................       96,719
                                                      ----------
                                                        127,085
                                                      ----------
           Manufacturing - Electronics, Not
           Elsewhere --0.45%
  7,425    Symbol Technical.......................      117,909
    900    Thomas and Betts Corporation...........       19,035
                                                      ----------
                                                        136,944
                                                      ----------
           Machinery Industry --0.43%
  1,400    Donaldson Company, Incorporated........       54,376
    200    Snap On, Incorporated..................        6,732
  1,500    Stanley Works..........................       69,855
                                                      ----------
                                                        130,963
                                                      ----------
           Machinery (Construction & Mining)
           Industry --0.43%
  2,100    Deere and Company......................       91,686
    900    Ingersoll Rand Company.................       37,629
                                                      ----------
                                                        129,315
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Medical Services Industry --0.84%
  2,600    IMS Health.............................       50,726
  1,500    Idexx Laboratories, Incorporated*......       42,765
  2,300    United Healthcare Corporation..........      162,771
                                                      ----------
                                                        256,262
                                                      ----------
           Manufacturing, General Industry  --
           0.41%
  1,800    Diebold, Incorporated..................       72,792
    900    Lexmark International*.................       53,100
                                                      ----------
                                                        125,892
                                                      ----------
           Medical Supplies Industry --4.39%
  2,775    Biomet, Incorporated...................       85,748
  4,200    Boston Scientific Corporation*.........      101,304
  7,400    Cardinal Health, Incorporated..........      478,484
  7,600    Medtronic, Incorporated................      389,196
  4,700    Stryker Corporation....................      274,339
    116    Viasys Healthcare, Incorporated*.......        2,344
                                                      ----------
                                                      1,331,415
                                                      ----------
           Metals & Mining (Diversified)
           Industry--0.44%
  7,900    Inco Limited*..........................      133,826
                                                      ----------

           Natural Gas (Distribution) Industry
           --0.44%
  4,600    WGL Holdings...........................      133,722
                                                      ----------

           Natural Gas (Diversified) Industry
           --0.43%
  1,952    Burlington Resources, Incorporated.....       73,278
  2,200    Williams Companies, Incorporated.......       56,144
                                                      ----------
                                                        129,422
                                                      ----------


*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Newspaper Industry --0.70%
  2,500    Gannett, Incorporated..................      168,075
  1,190    Tribune Company........................       44,542
                                                      ----------
                                                        212,617
                                                      ----------
           Office Equipment & Supplies Industry
           --0.66%
    700    Ikon Office Solutions, Incorporated....        8,183
    400    Imagistics International*..............        4,940
  5,000    Pitney Bowes, Incorporated.............      188,050
                                                      ----------
                                                        201,173
                                                      ----------
           Oil (Integrated) Industry --0.95%
  4,780    Phillips Petroleum.....................      288,043
                                                      ----------

           Oilfield Services/Equipment Industry
           --0.61%
  1,940    Baker Hughes, Incorporated.............       70,752
    200    Cooper Cameron Corporation*............        8,072
    400    Ensco International, Incorporated......        9,940
    266    Global Santa Fe Corporation............        7,586
    400    Helmerich and Payne, Incorporated......       13,352
    800    McDermott International................        9,816
    200    Noble Drilling Corporation*............        6,808
    700    Rowan Companies, Incorporated..........       13,559
  1,036    Transocean Sedco Forex.................       35,037
    712    Varco International, Incorporated*.....       10,666
                                                      ----------
                                                        185,588
                                                      ----------
           Other Business Services -- 0.28%
  7,600    Solectron*.............................       85,728
                                                      ----------


*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Packaging & Container Industry --0.19%
    900    Bemis Company, Incorporated............       44,262
    550    Sonoco Products Company................       14,619
                                                      ----------
                                                         58,881
                                                      ----------
           Paper & Forest Products Industry
           --0.34%
    200    Chesapeake Corporation.................        5,562
     79    Georgia Pacific Corporation............        2,181
     48    Kadant, Incorporated*..................          696
  1,900    Rayonier, Incorporated.................       95,893
                                                      ----------
                                                        104,332
                                                      ----------
           Petroleum (Integrated) Industry --2.31%
    358    Devon Energy Corporation...............       13,837
    600    Murphy Oil Corporation.................       50,424
 13,000    Royal Dutch Petroleum..................      637,260
                                                      ----------
                                                        701,521
                                                      ----------
           Petroleum (Producing) Industry --0.50%
  2,564    Anadarko Petroleum Corporation.........      145,763
    200    Pogo Producing Company.................        5,254
                                                      ----------
                                                        151,017
                                                      ----------
           Precision Instrument Industry --0.00%
    800    Polaroid Corporation...................           64
                                                      ----------

           Publishing Industry --0.20%
  1,000    Mcgraw Hill Company, Incorporated......       60,980
                                                      ----------

           Railroad Industry --1.89%
 17,400    Burlington Northern Santa Fe...........      496,422
  4,200    Norfolk Southern Corporation...........       76,986
                                                      ----------
                                                        573,408
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Real Estate, Other Industry--0.96%
 11,200    AMB Property...........................      291,200
                                                      ----------

           Restaurant Industry --1.27%
 14,600    McDonalds Corporation..................      386,462
                                                      ----------

           Retail (Special Lines) Industry --0.34%
  5,062    Gap, Incorporated......................       70,564
    800    TJX Companies, Incorporated............       31,888
                                                      ----------
                                                        102,452
                                                      ----------
           Retail Building Supply Industry --2.77%
  4,326    Dominion Resources, Incorporated.......      259,993
 11,400    Home Depot, Incorporated...............      581,514
                                                      ----------
                                                        841,507
                                                      ----------
           Retail Store Industry --1.38%
  4,300    Borders Group, Incorporated*...........       85,312
  1,600    CVS Corporation........................       47,360
  1,800    Clear Channel Communications*..........       91,638
  1,500    Costco Companies, Incorporated*........       66,570
    976    Dollar General.........................       14,542
    500    Federated Department Stores*...........       20,450
    100    Foot Locker, Incorporated..............        1,565
  1,300    J.C. Penny.............................       34,970
    271    Neiman Marcus Class B*.................        8,049
  1,000    Sears Roebuck..........................       47,640
                                                      ----------
                                                        418,096
                                                      ----------
           Retail - Televisions, Radios, and
           Electronics--0.19%
    700    Best Buy*..............................       52,136
    200    RadioShack Corporation.................        6,020
                                                      ----------
                                                         58,156
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Securities Brokerage Industry --0.72%
  4,200    Merrill Lynch and Company, Incorporated      218,904
                                                      ----------

           Semiconductor Industry -1.28%
  1,100    Advanced Micro Devices, Incorporated*..       17,446
  1,100    Altera*................................       23,342
  1,800    Analog Devices, Incorporated*..........       79,902
    600    Broadcom Corporation*..................       24,588
  1,400    Conexant Systems, Incorporated*........       20,104
  1,800    LSI Logic*.............................       28,026
  1,700    Linear Technologies Corporation........       66,368
  2,200    Micron Technology, Incorporated*.......       68,200
    900    National Semiconductor Company*........       27,711
    200    Vitesse Semiconductor*.................        2,492
    800    Xilinx, Incorporated*..................       31,240
                                                      ----------
                                                        389,419
                                                      ----------
           Semiconductor Capital Equipment
           Industry --0.04%
    400    Teradyne, Incorporated*................       12,056
                                                      ----------

           Steel (General) Industry --0.09%
    400    Nucor Corporation......................       21,184
    400    Worthington Industries, Incorporated...        5,680
                                                      ----------
                                                         26,864
                                                      ----------
           Telecommunication Equipment Industry
           -- 1.46%
  1,400    ADC Telecom*...........................        6,440
    300    Andrew Corporation*....................        6,567
 22,500    Cisco Systems, Incorporated*...........      407,475
  1,400    Tellabs, Incorporated*.................       21,042
                                                      ----------
                                                        441,524
                                                      ----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
           Telecommunication Services Industry
           --7.46%
  1,800    Alltel Corporation.....................      111,114
 10,600    Bellsouth Corporation..................      404,390
  6,000    Comcast Corporation Class A*...........      216,000
  1,800    Nextel Communication*..................       19,728
  2,800    Qualcomm*..............................      141,400
 27,117    Qwest Communications*..................      383,163
 14,747    SBC Communications, Incorporated.......      577,640
  8,000    Sprint Corporation (FON Group) ........      160,640
  4,000    Sprint PCS.............................       97,640
 10,800    Worldcom Inc. - Worldcom Group*........      152,064
                                                      ----------
                                                      2,263,779
                                                      ----------
           Thrift Industry --3.45%
  2,500    Federal Home Loan Mortgage Association.      163,500
 11,100    Federal National Mortgage Association..      882,450
                                                      ----------
                                                      1,045,950
                                                      ----------
           Tire & Rubber Industry --0.02%
    400    Cooper Tire and Rubber Company.........        6,384
                                                      ----------

           Toiletries/Cosmetics Industry --0.48%
  3,100    Avon Products, Incorporated............      144,150
                                                      ----------

           Transportation Services (Not Elsewhere
           Classified) -- 0.08%
    578    Sabre Holdings Corporation*............       24,478
                                                      ----------

           Total common stocks (cost
           $24,224,096) .........................    30,179,634
                                                     -----------

*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                  (Continued)


                                                       Value
 Quantity                                             (Note 1)
 --------                                             --------
RIGHTS & WARRANTS - 0.20%
  2,592    Total Fina S.A. Warrants (cost
           $16,008)* ............................        61,171
                                                     -----------

           Total investments (cost $24,240,104)..    30,240,805
                                                     -----------
CASH & OTHER ASSETS, LESS LIABILITIES - 0.32%.           97,254
                                                     -----------
Total Net Assets..............................      $30,338,059
                                                    ============






*Non income producing security

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001



1. Significant accounting policies:
   Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Fund intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code.
    Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

2. Tax basis of investments:
   At December 31, 2001, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $8,597,957. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $2,597,255. Net unrealized appreciation in investments at December 31, 2001 was $6,000,702.

3. Investment advisory and sub-advisory agreements:
   The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company ("F.L. Putnam" or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Advisor").

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                   (Continued)

   The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust's activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust's portfolio.
   The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust's securities portfolio using the list of securities provided by F.L. Putnam. The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust's average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%). F.L. Putnam, which provided the necessary capital to establish the Trust, waived its total management fees of $29,193 for the year ended December 31, 2001, and $33,466 for the year ended December 31, 2000; it has received no compensation for its services since the inception of the Trust.

4. Administration and transfer agent services:
   The Trust has entered into an agreement with Cardinal Investment Services Inc. for administrative, transfer agent and dividend disbursing agent services. Annual fees for these services are $40,000.

5. Related parties:
   The President and Secretary of the Trust, Mr. David Putnam, is also a director and an indirect beneficial owner of the parent of the Trust's investment adviser. Mr. Putnam, an interested trustee, serves for no fee.

6. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2001 were:

      Cost of securities acquired:
        U.S. Government and investments backed
          by such securities............................  $         --
        Other investments...............................     4,062,723
                                                          ------------
                                                          $  4,062,723
                                                          ============

      Proceeds from sales and maturities:
        U.S. Government and investments backed
          by such securities............................  $         --
        Other investments...............................        95,372
                                                          ------------
                                                          $     95,372
                                                          ============

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                   (Continued)



7. Certain Transactions:
   As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:
    Accumulated undistributed net investment income.....  $     4,606
    Accumulated realized loss from securities
      transactions......................................     (217,802)
    Net unrealized appreciation in value of
      investments.......................................    6,000,702
                                                          ------------
                                                          $ 5,787,506
                                                          ============

   The Trust has post October losses in the amount of $218,562 which will be used to offset next years distributable capital gains for tax purposes. The Trust has capital loss carryforwards in the amount of $7,940 which will expire in 2006.

                          PRINCIPLED EQUITY MARKET FUND


                               OFFICERS & TRUSTEES


HOWARD R. BUCKLEY                                        Trustee
President, Chief Executive Officer and
Director, Mercy Health System of Maine

SISTER ANNE MARY DONOVAN                                 Trustee
Treasurer, Emmanuel College

DR. LORING E. HART                                       Trustee
President (Retired), St. Joseph's College

SISTER MARY LABOURE MORIN                                Trustee
Former President, Regional Community of
Portland, Sisters of Mercy of the Americas

DAVID W.C. PUTNAM                                        President, Secretary
President                                                and Trustee
F.L. Putnam Securities Company,
Incorporated

C. KENT RUSSELL                                          Treasurer
Chief Financial Officer,
Catholic Health East

REV. MSGR. VINCENT TATARCZUK                             Trustee
Chancellor (Retired), Diocese of Portland

GEORGE A. VIOLIN, M.D., F.A.C.S.                         Trustee
Physician; Principal, Ambulatory Surgical
Centers of America, L.L.C.

REV. MR. JOEL M. ZIFF                                    Trustee
Director of Finance, Sisters of Mercy
Regional Community of Merion

                               PRINCIPLED EQUITY MARKET FUND



Independent Auditors' Report


To the Shareholders and Trustees of Principled Equity Market
Fund:


We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                         Livingston & Haynes, P.C.


Wellesley, Massachusetts,
January 11, 2002

Dear Shareholder,

   The purpose of this letter is to notify you, as the holder of common stock of the Principled Equity Market Fund (the "Trust"), of the Trust's intention, as authorized by the Board of the Trustees of the Trust, to repurchase on the Chicago Stock Exchange shares of such common stock of the Trust from time to time and at a price which is the higher of the highest current independent bid quotation or the last sale price on such exchange on the date of purchase, but in no event higher than the then current net asset value of such shares.

   It is the intention of the Trust that such repurchases will be funded from the Trust's short-term cash investments, and thus will not result in the incurrence of any additional debt by the Trust.

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









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










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


                          PRINCIPLED EQUITY MARKET FUND



                               INVESTMENT ADVISER
                    F.L. Putnam Investment Management Company
         10 Langley Road, Suite 400, Newton Centre, Massachusetts 02459
                                 (617) 964-7600

                                   SUB-ADVISOR
                         PanAgora Asset Management, Inc.
            260 Franklin St., 22nd Floor, Boston, Massachusetts 02110

                        ADMINISTRATOR AND TRANSFER AGENT
                       Cardinal Investment Services, Inc.
            579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                    CUSTODIAN
                         Investors Bank & Trust Company
                200 Clarendon Street, Boston, Massachusetts 02116

                          INDEPENDENT PUBLIC ACCOUNTANT
                            Livingston & Haynes, P.C.
           40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

                                  LEGAL COUNSEL
                             Thorp Reed & Armstrong
                One Oxford Center, Pittsburgh, Pennsylvania 15219

                              Sullivan & Worcester
               One Post Office Square, Boston, Massachusetts 02109





This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.